Exhibit 10.56

UNIT PURCHASE AGREEMENT

This Unit Purchase Agreement is entered into as of the 10th day of April, 2002, by and between WCI Capital Corp., a Delaware corporation (the “Seller”), Dipchip Inc., a Delaware corporation (the “Buyer”), IDT Corporation, a Delaware corporation (“IDT”), and Winstar Holdings, LLC (formerly known as IDT Winstar Acquisition, LLC), a Delaware limited liability company (the “Company”) and consented and agreed to by IDT Advanced Communication Services, LLC, a Delaware limited liability company (“IACS”); and

WHEREAS, IDT Winstar Acquisition, Inc., Winstar Communications, Inc. (“Winstar”) and certain of Winstar’s subsidiaries entered into that certain Asset Purchase Agreement, dated as of December 18, 2001, pursuant to which, among other things, Seller, a subsidiary of Winstar, acquired 990,267 shares of Class B common stock, par value $.01 per share, of IDT (the “Previously Issued IDT Shares”) and 50 Common Units (the “Units”) of the Company; and

WHEREAS, the Seller desires to sell to the Buyer, and the Buyer desires to purchase from the Seller, the Units, on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties (as defined below), intending to be legally bound, agree as follows:

ARTICLE I

Definitions

1.1 Definitions. Capitalized terms used in this Agreement are defined in Section 1.2 or in the following locations within the Agreement:

Defined Term	Paragraph
Buyer	Preamble
Buyer Related Agreements	4.2
Closing Date	2.6
Company	Preamble
Court	2.7
Holder Related Agreements	3.2
IACS	Preamble
IDT	Preamble
IDT Related Agreements	5.2
IDT SEC Documents	5.8
IDT SEC Financial Statements	5.8
IDT Shares	2.3

Defined Term	Paragraph
Previously Issued IDT Shares	Recitals
Registration Period	2.4(c)
SEC	2.4(a)
Securities Act	2.4(b)
Seller	Preamble
Units	Recitals
Winstar	Recitals

1.2 General Defined Terms. As used herein, the following terms shall each have the meaning indicated:

“Agreement”, “hereto”, “hereunder” and similar expressions refer to this Agreement, as amended from time to time.

“Business Day” means any day other than a Saturday, Sunday or statutory holiday in the State of New York.

“Closing” means the consummation of the transactions contemplated by this Agreement.

“Contracts” means and includes all contracts, licenses, leases, indentures, deeds, instruments, joint venture and other agreements, commitments and all other legally binding arrangements, whether oral or written, and all rights thereunder.

“Encumbrances” means mortgages, charges, pledges, security interests, liens, encumbrances, actions, claims, demands, and equities of any nature whatsoever and howsoever arising and any rights or privileges capable of becoming any of the foregoing.

“Governmental Authority” means any agency, department, court or any other administrative, legislative or regulatory authority of any foreign, federal, state or local governmental body.

“Holders” means the Seller and Persons to whom the Seller transfers Registrable Securities in accordance with Section 2.4(l) hereof, for so long as the Seller or such Persons hold Registrable Securities.

“LLC Agreement” means the limited liability company agreement of the Company, dated as of December 19, 200l.

“Party” means any of the Buyer, any Holder or IDT, and “Parties” means collectively the Buyer, the Holders and IDT.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a Governmental Authority.

“Registrable Securities” means the Previously Issued IDT Shares and the IDT Shares.

ARTICLE II

Purchase and Sale

2.1 Purchase and Sale of Assets. On and subject to the terms and conditions of this Agreement, at the Closing the Buyer shall purchase from the Seller, and the Seller shall sell, transfer, convey, and deliver to the Buyer, free and clear of all Encumbrances, the Units for the consideration specified in Section 2.3 below.

2.2 Membership in the Company. On and subject to the terms and conditions of this Agreement, as of the Closing, the Buyer shall become the holder of the Units and a Member of the Company in accordance with the terms of, entitled to the benefits of, and subject to the obligations arising under, the LLC Agreement with respect to the Units, and the Company hereby agrees to and consents to the sale and transfer of the Units and the admission of the Buyer as a Member of the Company. With the exception of the obligations as a Member under the LLC Agreement, the Buyer is not assuming any liabilities or obligations of the Seller whatsoever.

2.3 Purchase Price. The purchase price for the Units shall be 792,079 shares of Class B common stock of IDT (the “IDT Shares”), which shall be delivered by IDT to the Seller at the Closing, free and clear of all Encumbrances, as provided in Section 2.6 hereof.

2.4 Registration.

(a) IDT shall prepare and file with the Securities and Exchange Commission (“SEC”) a registration statement covering the resale of the Registrable Securities and shall cause such registration statement to become effective on or before March 3 1,2003, and remain effective as provided in this Section 2.4.

(b) Any registration under Section 2.4(a) shall be on such appropriate registration form of the SEC as shall permit the disposition of the Registrable Securities covered by such registration in accordance with the intended method or methods of disposition specified by Holders holding at least two-thirds (2/3) of the Registrable Securities; provided, however, that IDT may, if permitted by law, effect the registration required under Section 2.4(a) by the filing of a registration statement on Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”); and provided, further, that no Holder shall be entitled to have the Registrable Securities held by it covered by such registration statement unless such Holder has provided IDT with the information required under Section 2.4(j) hereof at least ten (10) business days before such Holder’s intended disposition of Registrable Securities and has agreed in writing to be bound by all of the provisions of this Agreement applicable to such Holder in accordance with Section 2.4(l) hereof. If Holders holding at least two-thirds (2/3) of the Registrable Securities notify IDT in writing that, in their reasonable judgment, the use of the more detailed form specified in such notice is of material importance to the success of such offering, IDT shall in good faith consider such request to effect such registration on the form so specified by such Holders, but shall be under no obligation to effect such registration on such form, and all expenses incurred in connection with effecting such registration on the form so specified by the Holders requesting the use of such form shall be borne by such Holders, jointly and severally.

(c) Subject to Section 2.4(e) below, a registration required pursuant to Section 2.4 shall not be deemed to have been effected (i) unless a registration statement with respect thereto has been declared effective by the SEC and remains effective in compliance with the provisions of the Securities Act until such time as all of the Registrable Securities covered thereby have been disposed of in accordance with such registration statement (the “Registration Period”) or (ii) if, after the registration statement with respect thereto has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental or regulatory agency or court for any reason other than a violation of applicable law by the Seller and has not thereafter become effective. IDT shall furnish to each Holder, promptly after such registration statement is filed with the SEC, such numbers of copies of the registration statement and any amendment or post-effective amendment thereto (in each case including all exhibits and the prospectus) and any other prospectus filed under Rule 424 under the Securities Act as such Holder may reasonably request.

(d) Subject to Section 2.4(e) below, IDT shall prepare and file such amendments (including post-effective amendments) and supplements to any registration statement filed under this Section 2.4 and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement, or to name a Holder as a selling stockholder, until the earlier of such time as all of such securities have been disposed of in a public offering or the expiration of the Registration Period.

(e) Notwithstanding anything to the contrary herein, any registration effected pursuant to this Section 2.4 shall not be required to be effective on and after the first date on which the Holders can publicly sell all of the Registrable Securities pursuant to Rule 144(k) under the Securities Act. In such event, IDT covenants that it will, so long as any Holder holds Registrable Securities, file in a timely manner and make and keep available all reports and other documents required by the Securities Exchange Act of 1934, as amended.

(f) IDT shall promptly notify each Holder in the manner prescribed in Section 9.7 of the happening of any event, of which IDT has knowledge, as a result of which the prospectus included in a registration statement effected pursuant to this Section 2.4, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall promptly prepare a supplement or amendment to such registration statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Holder as such Holder may reasonably require.

(g) IDT shall use commercially reasonable efforts to register or qualify the Registrable Securities under such state securities or “blue sky” laws of such jurisdictions as the Holders reasonably request and do any and all acts and things that may be reasonably necessary or advisable to enable the Holders to consummate the disposition of the Registrable Securities in such jurisdiction; provided, however, that IDT shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any consent to general service of process in any jurisdiction. IDT shall cause the listing and continuation of listing of the Registrable Securities on the New York Stock Exchange or, if the IDT Class B common stock is not listed on the New York State Exchange, such other principal exchange or automated quotation system on which the IDT Class B common stock trades.

(h) IDT shall enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to facilitate the disposition of such Registrable Securities.

(i) IDT shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to each Holder, as soon as reasonably practicable, but not later than 18 months after the effective date of the registration statement, an earnings statement covering the period of at least 12 months beginning with the first full month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 1l(a) of the Securities Act.

(j) Each Holder shall furnish IDT, from time to time, such information regarding itself, the Registrable Securities held by it, the intended method of disposition of the Registrable Securities held by it and all other information as is reasonably required by IDT to effect the registration of the resale of the Registrable Securities held by such Holder, all of which information shall be true, accurate, complete and not materially misleading.

(k) Subject to Section 2.4(b), all expenses incurred in connection with registrations, filings, qualifications and other obligations of IDT pursuant to this Section 2.4 shall be borne by IDT.

(l) The Seller shall have the right to transfer, subject to compliance with state and federal securities laws, all or a portion of the Registrable Securities to any Person receiving a distribution in connection with the bankruptcy case of the Seller and its affiliates, provided that such transferee agrees in writing to be bound by all of the provisions of this Agreement applicable to such Holder and provides the other Parties with its contact information for notices pursuant to Section 9.7 hereof and the information required to be set forth on Schedule 3.1.

2.5 Indemnification and Contribution.

(a) In the event of any registration of any Registrable Securities under the Securities Act pursuant to this Agreement, IDT shall indemnify and hold harmless each Holder, such Holder’s respective directors and officers, and each other person (including each underwriter) who participated in the offering of such Registrable Securities and each other person, if any, who controls such Holder or such participating person within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Holder or any such director or officer or participating person or controlling person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such Holder or such director, officer or participating person or controlling person for any legal or any other expenses reasonably incurred by such Holder or such director, officer or participating person or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that IDT shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any actual or alleged untrue statement or actual or alleged omission made in such registration statement, preliminary prospectus, prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to IDT by a Holder specifically for use therein or so furnished for such purposes by any underwriter. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holders or such director, officer or participating person or controlling person, and shall survive the transfer of such securities by the Holders.

(b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless IDT and each other Holder, their respective directors and officers and each other person, if any, who controls IDT or such other Holder within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which IDT or such other Holder or any such director or officer or any such person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon information in writing provided to IDT by such Holder specifically for use in, and contained in, on the effective date thereof, any registration statement under which securities were registered under the Securities Act pursuant to this Agreement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto. Notwithstanding the provisions of this paragraph (b) or paragraph (c) below, no Holder shall be required to indemnify any person pursuant to this Section 2.5 or to contribute pursuant to paragraph (c) below in an amount in excess of the amount of the aggregate net proceeds received by such Holder in connection with any such registration under the Securities Act.

(c) If the indemnification provided for in this Section 2.5 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

The Parties agree that it would not be just and equitable if contribution pursuant to this Section 2.5(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

2.6 The Closing. The Closing shall take place at a location mutually acceptable to the Buyer and the Seller on the first Business Day following the date the conditions to Closing set forth in Article VII hereof are satisfied, or such other date as shall be mutually acceptable to the Buyer and the Seller (the “Closing Date”).

2.7 Deliveries at the Closing. At the Closing:

(a) the Seller will execute, acknowledge and deliver (if appropriate), or cause to be executed, acknowledged and delivered (if appropriate), as the case may be, to the Buyer:

(i) any and all certificates for the Units duly endorsed by the Seller in blank;

(ii) such other instruments of sale, transfer, conveyance, and assignment as the Buyer and its counsel reasonably may request; and

(iii) a certified copy of an order of the United States Bankruptcy Court for the District of Delaware (the “Court”) approving the transactions contemplated hereby.

(b) the Buyer will execute, acknowledge and deliver (if appropriate), or cause to be executed, acknowledged and delivered (if appropriate), as the case may be, to the Seller:

(i) a joinder agreement in the form of Exhibit A annexed hereto; and

(ii) such other documents as may be reasonably required by the Seller and its counsel in connection with the transactions contemplated hereby.

(c) IDT will execute, acknowledge and deliver (if appropriate), or cause to be executed, acknowledged and delivered (if appropriate), as the case may be, to the Seller:

(i) stock certificates representing the IDT Shares containing a restrictive legend; and

(ii) such other documents as may be reasonably required by the Seller and its counsel in connection with the transactions contemplated hereby.

ARTICLE III

Representations and Warranties of the Seller and Other Holders

The Seller hereby represents and warrants to the Buyer, IDT and each other Holder that the statements contained in this ARTICLE III are true, correct and complete as of the date hereof, and each Holder other than the Seller represents and warrants to the Buyer, IDT and each other Holder that the statements contained in this ARTICLE III, except for Sections 3.6 and 3.7, are true, correct and complete as of the date such Holder becomes a Party hereto.

3.1 Organization. Such Holder is a corporation or other entity duly organized, validly existing and in good standing under the laws of the state of its organization, as specified on Schedule 3.1 attached hereto (as the same may be amended upon a Holder becoming a Party hereto) has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

3.2 Authorization of Transaction. Subject to the approval of the Court, such Holder has full power and authority to execute and deliver this Agreement and each other agreement or instrument to be delivered by it hereunder (the “Holder Related

Agreements”), and to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and the Holder Related Agreements and the consummation of the transactions thereby have been duly authorized by all requisite corporate action. This Agreement and each Holder Related Agreement has been duly executed and delivered by a duly authorized officer on behalf of such Holder and, assuming due and valid authorization, execution and delivery of this Agreement and each Holder Related Agreement by the other parties thereto, constitute the valid and legally binding obligations of such Holder, enforceable against such Holder in accordance with their respective terms and conditions, except as such except as enforceability may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors’ rights and remedies generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

3.3 Noncontravention. Neither the execution and the delivery of this Agreement or the Holder Related Agreements, nor the consummation of the transactions contemplated hereby and thereby, will:

(a) violate any (i) statute, law, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any Governmental Authority to which such Holder is subject or (ii) provision of the certificate of incorporation or bylaws of such Holder; or

(b) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice or consent under, any Contract to which such Holder is a party or by which it is bound or to which the Units are or may be bound or affected (or result in the imposition of any Encumbrance upon any of its assets, including the Units).

3.4 Governmental Consents. Other than the approval of the Court, such Holder is not required to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any Governmental Authority in order for the Parties to execute, deliver or consummate the transactions contemplated by this Agreement or the Holder Related Agreements.

3.5 Brokers’ Fees. Such Holder has no liability or obligation to pay any fees or commissions whatsoever to any broker, finder or agent with respect to the transactions contemplated by this Agreement for which the Buyer could become liable or obligated.

3.6 Title to Units. The Seller has, and at the Closing will have, good, valid and marketable title to the Units, free and clear of all Encumbrances.

3.7 IDT Shares. The Seller is acquiring the IDT Shares for investment purposes for the Seller’s account only and not for the account of any other person or entity. The Seller is not acquiring the IDT Shares with a view to resell, distribute, subdivide or otherwise transfer the IDT Shares to any other person or entity, other than in accordance with (a) the Securities Act and applicable state securities laws and (b) any order of the Court.

ARTICLE IV

Representations and Warranties of the Buyer

The Buyer hereby represents and warrants to each Holder that the statements contained in this ARTICLE IV are correct and complete as of the date hereof.

4.1 Organization of the Buyer. The Buyer is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

4.2 Authorization of Transaction. The Buyer has full power and authority to execute and deliver this Agreement and each other agreement or instrument to be delivered by it hereunder (the “Buyer Related Agreements”), and to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and the Buyer Related Agreements and the consummation of the transactions thereby have been duly authorized by all requisite corporate action. This Agreement and each Buyer Related Agreement has been duly executed and delivered by a duly authorized officer on behalf of the Buyer and, assuming due and valid authorization, execution and delivery of this Agreement and each Buyer Related Agreement by the other parties thereto, constitute the valid and legally binding obligations of the Buyer, enforceable against the Buyer in accordance with their respective terms and conditions, except as such except as enforceability may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors’ rights and remedies generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4.3 Noncontravention. Neither the execution and the delivery of this Agreement or the Buyer Related Agreements nor the consummation of the transactions contemplated hereby will:

(a) violate any (i) law, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any Governmental Authority to which the Buyer is subject or (ii) provision of the certificate of incorporation or bylaws of the Buyer; or

(b) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice or consent under any Contract to which the Buyer is a party or by which it is bound or to which any of its assets is subject.

4.4 Governmental Consents. The Buyer is not required to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any Governmental Authority in order for the Parties to execute, deliver or consummate the transactions contemplated by this Agreement or the Buyer Related Agreements.

4.5 Brokers’ Fees. The Buyer has no liability or obligation to pay any fees or commissions whatsoever to any broker, finder or agent with respect to the transactions contemplated by this Agreement for which any Holder could become liable or obligated.

4.6 Units. The Buyer is acquiring the Units for investment purposes only for its own account and not for the account of any other person or entity. The Buyer is not acquiring the Units with a view to resell, distribute, subdivide or otherwise transfer the Units to any other person or entity other than in accordance with the Securities Act and applicable state securities laws.

ARTICLE V

Representations and Warranties of IDT

IDT hereby represents and warrants to each Holder that the statements contained in this ARTICLE V are correct and complete as of the date hereof.

5.1 Organization of IDT. IDT is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted and as proposed to be conducted.

5.2 Authorization of Transaction. IDT has full power and authority to execute and deliver this Agreement and each other agreement or instrument to be delivered by it hereunder (the “IDT Related Agreements”), and to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and the IDT Related Agreements and the consummation of the transactions thereby have been duly authorized by all requisite corporate action. This Agreement and each IDT Related Agreement has been duly executed and delivered by a duly authorized officer on behalf of IDT and, assuming due and valid authorization, execution and delivery of this Agreement and each IDT Related Agreement by the other parties thereto, constitute the valid and legally binding obligations of IDT, enforceable against IDT in accordance with their respective terms and conditions, except as such except as enforceability may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors’ rights and remedies generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.3 Noncontravention. IDT will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders in this

Agreement. Neither the execution and the delivery of this Agreement or the IDT Related Agreements nor the consummation of the transactions contemplated hereby will:

(a) violate any (i) law, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any Governmental Authority to which IDT is subject or (ii) provision of the certificate of incorporation or bylaws of IDT; or

(b) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice or consent under any Contract to which IDT is a party or by which it is bound or to which any of its assets is subject.

5.4 Governmental Consents. IDT is not required to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any Governmental Authority in order for the Parties to execute, deliver or consummate the transactions contemplated by this Agreement or the IDT Related Agreements.

5.5 Brokers’ Fees. IDT has no liability or obligation to pay any fees or commissions whatsoever to any broker, finder or agent with respect to the transactions contemplated by this Agreement or the IDT Related Agreements for which any Holder could become liable or obligated.

5.6 IDT Capitalization. As of March 15, 2002, the authorized share capital of IDT consisted of: (a) 10,000,000 shares of preferred stock, $.01 par value, of which no shares were issued and outstanding, (b) 100,000,000 shares of common stock, $.01 par value, of which 24,508,079 shares were issued and outstanding, (c) 35,000,000 shares of Class A common stock, $.01 par value, of which 9,816,988 shares were issued and outstanding and (d) 100,000,000 shares of Class B common stock, $.01 par value, of which 51,030,050 shares were issued and outstanding.

5.7 Valid Issuance of IDT Shares. The IDT Shares being issued to the Seller hereunder are duly authorized and, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be validly issued, free and clear of all Encumbrances, fully paid and non-assessable, and, based in part upon the representations of the Seller in this Agreement, will be issued in compliance with all applicable preemptive rights and U.S. federal and state securities laws.

5.8 SEC Documents: Financial Statements.

(a) Other than the financial statements required to be filed in connection with the current report on Form 8-K filed by IDT on January 3, 2002, IDT has filed with the SEC all reports, forms, registration statements, definitive proxy statements and documents required to be filed with the SEC since July 31, 1999, and has furnished to the Seller or filed with the SEC via EDGAR true and complete copies, in the form filed with the SEC, of (i) its Annual Report on Form 10-K for the fiscal year ended July 31, 1999, its Annual Report on Form 10-K for the fiscal year ended July 31, 2000 and its

Annual Report on Form 10-K for the fiscal year ended July 31, 2001, (ii) the proxy statement relating to its 2000 annual meeting of shareholders and the proxy statement relating to its 2001 annual meeting of stockholders, (iii) its annual report to shareholders for the fiscal year ended July 31, 1999, its annual report to shareholders for the fiscal year ended July 31, 2000 and its annual report to shareholders for the fiscal year ended July 31, 2001 and (iv) all Quarterly Reports on Form 10-Q filed since July 31, 1999, and IDT will make available to each Holder (including, without limitation, by filing with the SEC via EDGAR) true, correct and complete copies of any additional documents filed with the SEC by IDT after the date of this Agreement, including, without limitation, any amendment to any such documents (collectively, the “IDT SEC Documents”). As of their respective filing dates, the IDT SEC Documents (including all financial statements, exhibits and schedules to and documents incorporated by reference in the IDT SEC Documents) (i) complied or, with respect to those not yet filed, will comply in all material respects with the requirements of the Exchange Act and (ii) did not, or, with respect to those not yet filed, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements made in the IDT SEC Documents, in light of the circumstances in which they were made, not misleading, except to the extent corrected by a subsequently filed IDT SEC Document.

(b) The financial statements of IDT, including the notes to the financial statements, included or incorporated by reference in the IDT SEC Documents (the “IDT Financial Statements”) were complete and correct in all material respects as of their respective filing dates, complied as to form in all material respects with applicable accounting requirements and with the applicable published rules and regulations of the SEC as of their respective dates, and have been prepared in accordance with generally accepted accounting procedures applied on a basis consistent throughout the periods indicated (except as may be indicated in the related notes or, in the case of unaudited statements, included in Quarterly Reports on Forms 10-Q). The IDT Financial Statements fairly present the consolidated financial condition and operating results of IDT and its subsidiaries at the dates and during the periods indicated in the IDT Financial Statements (subject, in the case of unaudited statements, to normal, recurring year-end adjustments). There has been no change in IDT accounting policies other than as required by the FASB guidelines.

5.9 Absence of Undisclosed Liabilities. IDT has no material obligations or liabilities of any nature (matured or unmatured, fixed or contingent) other than (a) those recorded or otherwise disclosed in the IDT Financial Statements, (b) those incurred in the ordinary course of business and not required to be set forth in the IDT Financial Statements in material compliance with generally accepted accounting procedures, (c) those incurred in the ordinary course of business since the date of the most recent IDT Financial Statements filed as part of the IDT SEC Documents and consistent with past practice and (d) those incurred in connection with the execution of this Agreement or incurred in connection with the transactions contemplated by this Agreement.

5.10 Absence of Litigation. There is no private or governmental action, suit, proceeding, claim, arbitration or investigation pending before or, to the knowledge of the executive officers of IDT, threatened by, any Governmental Authority against IDT or any of its subsidiaries or any of their respective properties or any of their respective officers or directors (in their capacities as such) that, if determined in a manner adverse to IDT or its subsidiaries would, individually or in the aggregate, have a material adverse effect on IDT. There is no judgment, decree or order against IDT or any of its subsidiaries or, to the knowledge of the executive officers of IDT, any of their respective directors or officers (in their capacities as such) that seeks to prevent, enjoin, or materially alter or delay any of the transactions contemplated by this Agreement, or has, individually or in the aggregate, a material adverse effect on IDT.

ARTICLE VI

Covenants of the Parties

6.1 Closing. Each Party will take all reasonable action necessary or advisable to cause the Closing to occur as promptly as practicable, including without limitation, making any required filing with the Court to obtain its approval of the transaction contemplated hereby.

6.2 Actions Pending Closing. Prior to the Closing or the termination of this Agreement, no Party shall take any action that would be reasonably likely to delay the Closing or make the Closing less likely to occur, including, without limitation, any transfer of the Units or placing, or permitting to exist, any Encumbrance on the Units or IDT Shares. The Company will not consent to or record on its records any such transfer of the Units in contravention of this Section 6.2.

6.3 Restricted Stock. The Seller acknowledges and agrees that, until their registration, the IDT Shares will constitute restricted securities and will not transfer such shares without registration, or exemption therefrom, under the Securities Act and any applicable state or foreign securities laws.

6.4 Further Assurances. Subject to the terms and conditions of this Agreement, each Party will use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or desirable under applicable laws to consummate or implement expeditiously the intent of the Parties hereto, namely, without limiting the generality of the foregoing, to transfer the Units to the Buyer and to transfer the IDT Shares to the Seller, in each case, free and clear of any Encumbrances.

ARTICLE VII

Conditions to Closing

7.1 Conditions to the Obligation of the Buyer. The obligations of the Buyer hereunder at the Closing shall be subject to and conditioned on the following:

(a) The representations and warranties of the Seller contained herein shall be true and accurate in all material respects.

(b) The Seller shall have performed and complied, in all material respects, with each and every covenant, agreement and condition required by this Agreement to performed or complied with by it prior to or on the Closing Date (including the execution and delivery of the items set forth in Section 2.7(a) hereof).

(c) No order of any court or administrative agency shall be in effect which restrains or prohibits the transactions contemplated hereby, and no suit, action, investigation, inquiry or proceeding by any Governmental Authority, or legal or administrative proceeding by any person or entity, shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby.

(d) The Court shall have issued a final and nonappealable order approving the transaction contemplated hereunder.

7.2 Conditions to the Obligation of the Seller. The obligations of the Seller hereunder at the Closing shall be subject to and conditioned on the following:

(a) The representations and warranties of the Buyer and IDT, respectively, contained herein shall be true and accurate in all material respects.

(b) Each of the Buyer and IDT, respectively, shall have performed and complied, in all material respects, with each and every covenant, agreement and condition required by this Agreement to performed or complied with by it prior to or on the Closing Date (including the execution and delivery of the items set forth in Section 2.7(b) and (c) hereof).

(c) No order of any court or administrative agency shall be in effect which restrains or prohibits the transactions contemplated hereby, and no suit, action, investigation, inquiry or proceeding by any Governmental Authority, or legal or administrative proceeding by any person or entity, shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby.

(d) The Court shall have issued a final and nonappealable order approving the transaction contemplated hereunder .

ARTICLE VIII

Termination

8.1 Right of Termination. This Agreement may be terminated at any time prior to the Closing as follows

(a) by mutual written consent of the Seller and the Buyer;

(b) by either the Seller or the Buyer by notice of termination given to the other if the Closing shall not have occurred on or before April 30, 2002 and if the failure to consummate the Closing on or before such date did not result from the failure by the Party seeking to terminate this Agreement to fulfill any undertaking or commitment provided for herein that is required to be fulfilled prior to or at the Closing; or

(c) by the Seller or the Buyer if there shall be in effect a final nonappealable order of a Governmental Authority of competent jurisdiction restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby; it being agreed that the Parties shall promptly appeal any adverse determination which is not nonappealable (and pursue such appeal with reasonable diligence).

8.2 Effect of Termination. In the event of termination of this Agreement as permitted by Section 8.1, all obligations and liabilities of the Parties shall terminate as of the date on which notice of termination is given pursuant to Section 8.1; provided, however, that the obligations of the Parties set forth in Sections 2.4(k) and 9.11 hereof shall survive any such termination and shall be enforceable hereunder; provided, further, however, that nothing in this Section 8.2 shall relieve the Buyer, IDT or the Seller of any liability for a breach of this Agreement.

ARTICLE IX

Miscellaneous

9.1 No Third-Party Beneficiaries. Except as otherwise set forth in Section 9.4 hereof, this Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

9.2 Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement between the Parties and supersedes any prior understandings, agreements, or representations by or between the Parties, written or oral, to the extent they are related in any way to the subject matter hereof.

9.3 Survival. The representations and warranties of the Seller, the Buyer and IDT contained in Article III, Article IV and Article V, respectively, shall survive until such date that is one year from the date of the Closing; provided, that the representations as to title and valid issuance contained in Sections 3.6 and Section 5.7, respectively, and the representations as to broker’s fees contained in each of Section 3.5, Section 4.5 and Section 5.5 shall survive indefinitely.

9.4 Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns, including any Holder. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Party; provided, that the Buyer may assign its rights and obligations hereunder to an affiliate without the consent of the Holders; and provided, further, that the Seller may transfer all or a portion of the Registrable Securities to a Holder that is the permitted transferee of Registrable Securities and has agreed in writing to be bound by this Agreement in accordance with Section 2.4(l), and such Holder shall be entitled to all of the rights and be bound by all of the obligations of Holders hereunder.

9.5 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

9.6 Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

9.7 Notices. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if it is sent by hand delivery, registered or certified mail, return receipt requested postage prepaid, by overnight express service, or by facsimile, and addressed to the intended recipient as set forth below:

If to the Seller:	To the address set forth on the signature page hereof

With a copy to:	Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, NY 10153
Attn: Stephen Karotkin, Esq.
Fax: (212) 310-8007

If to the Buyer:	Dipchip Inc.
c/o IDT Corporation
520 Broad Street
Newark, New Jersey
Attn: Motti Lichtenstein
Fax: (973) 438-1503

With a copy to:	McDermott, Will & Emery
50 Rockefeller Plaza
New York, New York 10020-1605
Attn: Mark S. Selinger, Esq.
David C. Albalah, Esq.
Fax: (212) 547-5444

If to IDT:	IDT Corporation
520 Broad Street
Newark, New Jersey
Attn: Motti Lichtenstein
Fax: (973) 438-1503

With a copy to:	McDermott, Will & Emery
50 Rockefeller Plaza
New York, New York 10020-1605
Attn: Mark S. Selinger, Esq.
David C. Albalah, Esq.
Fax: (212) 547-5444

or to such other address or addresses as any Party may designate to the other by like notice as hereinabove set forth. Any notice given hereunder shall be deemed given and received on the date of hand delivery or transmission by facsimile, or three days after deposit with the United States Postal Service, or one day after delivery to an overnight express service for next day delivery, as the case may be.

9.8 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

9.9 Amendments and Waivers. No amendment or waiver of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Buyer, IDT and Holders holding at least two-thirds (2/3) of the Registrable Securities. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

9.10 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

9.11 Expenses. Except as otherwise provided herein, each of the Parties will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

9.12 Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word “including” shall mean including without limitation.

9.13 Jurisdiction. Each of the Parties agrees that jurisdiction and venue in any action brought by any Party pursuant to this Agreement shall properly lie in the Court. By execution and delivery of this Agreement, each of the Parties irrevocably submits to the jurisdiction of the Court for itself or himself and in respect of its or his property with respect to such action. THE PARTIES IRREVOCABLY AGREE THAT VENUE WOULD BE PROPER IN THE COURT, AND HEREBY WAIVE ANY OBJECTION THAT THE COURT IS AN IMPROPER OR INCONVENIENT FORUM FOR THE RESOLUTION OF SUCH ACTION. The Parties further agree that the mailing by certified or registered mail, return receipt requested, of any process required by the Court shall constitute valid and lawful service of process against them, without necessity for service by any other means provided by statute or rule of court.

9.14 Court Approval. This Agreement is subject to the approval of the Court.

[signature page follows]

IN WITNESS WHEREOF, the Parties hereto have causal their respective authorized officers to execute this Agreement on the date first above written.

/s/ Christine C. Schubert
Christine C. Schubert, chapter 7 Trustee, on behalf of WCI CAPITAL CORP.

Address:
Attn: Fax:

DIPCHIP, INC.

By:
Name: Title:

IDT CORPORATION

By:
Name: Title:

WINSTAR HOLDINGS, LLC.

By:
Name: Title:

By execution below, the undersigned consents and
agrees to the entry into and consummation of this
Unit Purchase Agreement and the transfer of the
Units contemplated hereunder.

IDT ADVANCED COMMUNICATION
SERVICES, LLC

By:
Name: Title:

IN WITNESS WHEREOF, the Parties hereto have caused their respective authorized officers to execute this Agreement on the date first above written.

WCI CAPITAL CORP.

By:
Name: Title:

DIPCHIP, INC.

By:	/s/ Howard Jones
Name: Howard Jones Title:

IDT CORPORATION

By:
Name: Title:

WINSTAR HOLDINGS, LLC

By:
Name: Title:

By execution below. the undersigned consents and
agrees to the entry into and consummation of this
Unit Purchase Agreement and the transfer of the
Units contemplated hereunder.

IDT ADVANCED COMMUNICATION SERVICES, LLC

By:
Name: Title:

IN WITNESS WHEREOF, the Parties hereto have caused their respective authorized officers to execute this Agreement on the date first above written.

WC1 CAPITAL CORP.

By:
Name: Title:

DIPCHIP, INC.

By:
Name: Title:

IDT CORPORATION

By:	/s/ Ira Greenstein
Name: Ira Greenstein Title: President

WINSTAR HOLDINGS, LLC

By:
Name: Title:

By execution below, the undersigned consents and
agrees to the entry into and consummation of this
Unit Purchase Agreement and the transfer of the
Units contemplated hereunder.

IDT ADVANCED COMMUNlCATION
SERVICES, LLC

By:
Name: Title:

IN WITNESS WHEREOF, the Parties hereto have caused their respective authorized officers to execute this Agreement on the date first above written.

WC1 CAPITAL CORP.

By:
Name: Title:

DIPCHIP, INC.

By:
Name: Title:

IDT CORPORATION

By:
Name: Title:

WINSTAR HOLDINGS, LLC

By:	/s/ Brian Finkelstein
Name: Brian Finkelstein Title: CEO

By execution below, the undersigned consents and
agrees to the entry into and consummation of this
Unit Purchase Agreement and the transfer of the
Units contemplated hereunder.

IDT ADVANCED COMMUNICATION
SERVICES, LLC

By:	/s/ Brian Finkelstein
Name: Brian Finkelstein Title: CEO

Exhibit A

JOINDER AGREEMENT

This Joinder Agreement (this “Agreement”) is made this        day of                     , 2002, by Dipchip Inc., a Delaware corporation (the “Buyer”) in favor of Winstar Holdings, LLC, a Delaware limited liability company (the “Company”). Capitalized terms used but not defined herein have the meanings given to them in the limited liability company of the Company, dated December 19, 2001 (the “LLC Agreement”).

WHEREAS, concurrently with the execution and delivery of this Agreement to the Company, the Buyer is purchasing 50 Common Units of the Company (the “Common Units”) from WC1 Capital Corp. (the “Seller”) pursuant to a Unit Purchase Agreement; and

WHEREAS, pursuant to such Unit Purchase Agreement, the Buyer is required to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the premises, the terms and provisions set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Buyer, intending to be legally bound, agrees as follows:

1. The Buyer hereby agrees to become a party to the LLC Agreement and be bound by all of the provisions thereof applicable to the Seller at the time of the sale of the Common Units.

2. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to its principles of conflicts of law.

IN WITNESS WHEREOF, the Buyer has signed this Agreement as of the date written above.

DIPCHIP INC.

By:
Name: Title:

Consented to and Agreed:

WINSTAR HOLDINGS, LLC

By:
Name: Title:

Schedule 3.1

Name of Holder	Type of Entity	Jurisdiction of Organization
WC1 Capital Corp.	corporation	Delaware